Filed Pursuant to Rule 497(e)

File No. 333-238109

GABELLI ETFs TRUST

Gabelli Global Technology Leaders ETF

(the “Fund”)

Supplement dated July 8, 2026, to the Fund’s Statutory Prospectus (the “Prospectus”)
dated April 30, 2026, as supplemented to date

This supplement amends certain information in the Fund’s Prospectus. Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

The information below is added at the end of the section titled “PRICING OF FUND SHARES”:

The table below presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The market price of the Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s market price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV (i.e., at a premium) and the number of days it was less than the Fund’s NAV (i.e., at a discount) for the most recently completed calendar year and the two most recently completed calendar quarters since that year.

Because shares of the Fund may trade at a premium or discount, shareholders may pay more than NAV when they buy shares of the Fund and receive less than NAV when they sell those shares, because the shares are bought and sold at current market prices. The data presented below represents past performance and cannot be used to predict future results.

Global Technology Leaders Fund

Premium/Discount	# of Days	% of Days
Fiscal Year Ended December 31, 2025
Premium	234	93.60%
Discount	16	6.40%

Q1 2026
Premium	53	86.89%
Discount	8	13.11%

Q2 2026
Premium	43	69.35%
Discount	19	30.65%

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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